UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2018

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Emerging Markets Fund

ANNUAL REPORT May 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 2017 through May 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a period of unusually mild price swings in 2017, inflation concerns, rising interest rates and potential trade disputes have caused market volatility to increase substantially during 2018. As a result, U.S. stocks generally have produced mildly positive returns while bonds have lost a degree of value over the first five months of the year.

Yet, for the 12-month reporting period overall, stocks across all capitalization ranges posted double-digit returns on the strength of rising corporate earnings, improving global economic conditions, and the passage of tax reform legislation and other government policy reforms. Bonds fared less well over the same time frame, with corporate-backed securities eking out modestly positive total returns while U.S. government securities mostly produced losses in the rising interest-rate environment.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain strong. Continued economic growth, a robust labor market, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
June 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2017 through May 31, 2018, as provided by Warren Skillman, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended May 31, 2018, Dreyfus Emerging Markets Fund’s Class A shares produced a total return of 3.70%, Class C shares returned 2.87%, Class I shares returned 3.92%, and Class Y shares returned 4.03%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), achieved a 14.03% total return for the same period.2

Emerging-market equities posted solid gains over the reporting period amid positive economic trends and rising corporate earnings. The fund underperformed the Index, mainly due to underweighted exposure to high-flying Chinese technology stocks.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging-market countries. The fund considers emerging-market countries to be generally all countries represented by the Index. We identify potential investments through extensive quantitative and fundamental research, using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on value, business health, and business momentum. The fund considers emerging-market countries to be generally all countries represented by the Index.

Economic Growth Amid Rising Volatility

Most emerging-market equities rallied strongly over the first half of the reporting period in an environment of rising corporate earnings, favorable currency exchange rates, and synchronized economic growth in developed and emerging markets. However, volatility spiked and stock markets dipped from February 2018 through May 2018 due to concerns regarding rising inflationary pressures in the United States, increasing global trade tensions, political turmoil in the Eurozone, and a strengthening U.S. dollar. Consequently, emerging equity markets gave back a portion of their previous gains.

Asian equities generally led the emerging markets higher, bolstered by continued growth in China. Higher oil prices generally supported returns from energy-exporting markets, such as Russia and Brazil. Among industry groups, the energy, information technology, and consumer discretionary sectors led the Index’s rise, while the traditionally defensive utilities and real estate sectors lagged broad market averages.

Fund Returns Dampened by Security Selection

More than half of the fund’s shortfall compared to the Index can be attributed to its underweighted exposure to information technology stocks in China, which generally were too richly valued to meet our value-oriented investment criteria. Lack of exposure to high-flying Chinese Internet companies Tencent Holdings and Alibaba Group Holding proved especially counterproductive.

The fund’s security selection process also produced some disappointments in a variety of other market segments. In the consumer staples sector, Chinese grocery chain Lianhua Supermarket Holdings declined sharply due to pricing pressures and intensifying Internet competition. Modestly underweighted exposure to Russian stocks undermined relative results when crude oil prices rebounded during the spring of 2018, and Russian supermarket operator Magnit struggled with management turnover and the impact of U.S. sanctions. In South Korea, a lack of health care holdings prevented the fund from participating in the sector’s gains. Also in South Korea, Samsung Fire & Marine Insurance was hurt by weakness in its automobile insurance business, and Shinhan Financial Group was surprised by wider-than-expected acceptance of an employee early retirement program. In

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Taiwan, semiconductor manufacturer Quanta Computer lost value due to sluggish sales of notebook and tablet computers.

From a market sector perspective, the information technology and consumer staples sectors represented the weaker areas of fund performance for the reporting period.

The fund achieved better results from its sole holding in Cambodia, resorts-and-casinos operator NagaCorp, which advanced in anticipation of the opening of a new property. Qatar National Bank recovered from earlier weakness when new trade routes were established following a trade boycott by two of the country’s neighbors. In India, petrochemicals company Reliance Industries fared well as profit margins improved, and software and services provider Tech Mahindra benefited from improved utilization of its human resources, more effective cost controls, and the impending rollout of 5G wireless networks. Other strong performers over the reporting period included China ZhengTong Auto Services Holdings, Mahindra & Mahindra in India, and Brazilian oil producer Petróleo Brasileiro.

The fund’s security selection process proved most successful over the reporting period in the consumer discretionary and energy sectors.

Positive Trends Remain Intact

In our judgment, the positive long-term outlook for many emerging markets remains intact despite recent market weakness. Valuations generally remain attractive, and exporters in developing nations appear poised to continue to benefit from solid economic growth in developed markets. We recently have increased the fund’s exposure to stocks in South Korea and Indonesia, while reducing positions in Russia and India. As of the reporting period’s end, the fund held overweighted exposure to stocks in China, Brazil, and South Korea, but the fund holds relatively few stocks in Russia and South Africa.

June 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

From time to time, the fund’s investments may be concentrated in issuers located in China and, therefore, at such times, the fund may be particularly exposed to the economy, industries, securities and currency markets of China, which may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. China’s economy may be dependent on the economies of other Asian countries, many of which are developing countries. Each of these risks could increase the fund’s volatility.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Emerging Markets Fund on 5/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 5/31/18
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6/28/96	-2.27%	1.83%	-0.19%
without sales charge	6/28/96	3.70%	3.05%	0.41%
Class C shares
with applicable redemption charge†	11/15/02	1.87%	2.28%	-0.36%
without redemption	11/15/02	2.87%	2.28%	-0.36%
Class I shares	11/15/02	3.92%	3.30%	0.63%
Class Y shares	7/1/13	4.03%	3.61%††	0.68%††
MSCI Emerging Markets Index		14.03%	4.52%	1.62%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from December 1, 2017 to May 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$9.63	$13.27	$8.32	$7.63
Ending value (after expenses)	$960.60	$956.80	$962.90	$963.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$9.90	$13.64	$8.55	$7.85
Ending value (after expenses)	$1,015.11	$1,011.37	$1,016.45	$1,017.15

† Expenses are equal to the fund’s annualized expense ratio of 1.97% for Class A, 2.72% for Class C, 1.70% for Class I and 1.56% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2018

Description	Shares		Value ($)
Common Stocks - 96.4%
Brazil - 6.6%
Banco do Brasil	195,900		1,588,789
BRF	91,900	[a]	527,107
BRF, ADR	107,372	[a]	620,610
Cia Energetica de Minas Gerais, ADR	412,755		829,638
Cia Paranaense de Energia, ADR	108,427		678,753
Duratex	340,971		886,775
Gerdau, ADR	246,535		968,883
Klabin	148,500		835,117
MRV Engenharia e Participacoes	91,900		331,760
Petroleo Brasileiro	8,400		49,640
Petroleo Brasileiro, ADR	112,223		1,330,965
			8,648,037
Cambodia - .5%
NagaCorp	648,000		628,258
Chile - 2.0%
Empresa Nacional de Telecomunicaciones	113,723		1,212,581
Itau CorpBanca	131,487,308		1,342,704
			2,555,285
China - 27.1%
Baidu, ADR	12,296	[a]	2,982,518
Bank of China, Cl. H	4,492,000		2,332,319
China Communications Services, Cl. H	3,004,000		1,929,083
China Conch Venture Holdings	374,000		1,292,565
China Construction Bank, Cl. H	3,387,399		3,411,880
China Life Insurance, Cl. H	725,000		2,012,130
China Machinery Engineering, Cl. H	1,872,000		1,032,784
China ZhengTong Auto Services Holdings	1,744,500		1,496,319
CNOOC, ADR	10,253		1,734,500
ENN Energy Holdings	84,000		862,587
Geely Automobile Holdings	204,000		573,522
Haitong Securities, Cl. H	710,000		884,867
Hengan International Group	102,500		974,909
Industrial & Commercial Bank of China, Cl. H	3,924,090		3,228,252
Lianhua Supermarket Holdings, Cl. H	1,613,000	[a]	493,197
NetEase, ADR	5,359		1,223,567
Parkson Retail Group	8,221,452	[a]	1,183,594
PetroChina, Cl. H	2,654,000		2,209,043
PICC Property & Casualty, Cl. H	760,000		1,336,071

Description	Shares		Value ($)
Common Stocks - 96.4% (continued)
China - 27.1% (continued)
Ping An Insurance Group Company of China, Cl. H	102,500		997,399
Shanghai Pharmaceuticals Holding, Cl. H	553,100		1,702,650
Sinotrans, Cl. H	793,000		449,187
YY, ADR	9,537	[a]	1,111,347
			35,454,290
Greece - .8%
Hellenic Telecommunications Organization	84,579		1,013,640
Hong Kong - 5.8%
Beijing Enterprises Water Group	2,742,369	[a]	1,644,707
Brilliance China Automotive Holdings	618,000		1,153,822
China Everbright International	865,000		1,286,706
China Overseas Land & Investment	302,000		1,008,462
China Resources Power Holdings	757,989		1,546,909
Shanghai Industrial Holdings	363,000		961,116
			7,601,722
Hungary - .7%
Richter Gedeon Nyrt	47,229		923,461
India - 6.9%
Apollo Tyres	157,394		626,146
Aurobindo Pharma	87,295		718,117
Chennai Super Kings Cricket	5,440,206	[a,b]	0
Coal India	189,249		829,883
ICICI Bank	273,701		1,153,672
India Cements	443,651		851,610
Infosys	80,533		1,468,084
Mahindra & Mahindra	52,182		712,690
NTPC	402,948		999,568
State Bank of India	424,183	[a]	1,689,550
			9,049,320
Indonesia - 3.0%
Astra Agro Lestari	885,066		798,142
Astra International	2,003,000		991,591
Semen Indonesia Persero	1,290,100		778,378
Telekomunikasi Indonesia	5,172,800		1,292,996
			3,861,107
Mexico - 4.6%
Alpek	749,340		1,117,361
Cemex, ADR	274,953	[a]	1,638,720
Gentera	733,600		565,336
Grupo Financiero Banorte, Cl. O	230,600		1,221,641
Mexichem	273,585		771,456

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.4% (continued)
Mexico - 4.6% (continued)
Nemak	1,101,700	[c]	742,949
			6,057,463
Peru - .6%
Cia de Minas Buenaventura, ADR	48,094		744,014
Philippines - .7%
Metropolitan Bank & Trust	647,155		976,766
Poland - 1.3%
Bank Pekao	55,703		1,682,559
Russia - 1.0%
Sberbank of Russia	259,411		925,296
Sberbank of Russia, ADR	27,524		394,636
			1,319,932
South Africa - 3.9%
Aspen Pharmacare Holdings	47,300		929,438
Foschini Group	47,740		690,433
PPC	1,009,097	[a]	641,621
Sasol	27,592		999,686
Sasol, ADR	12,131		441,326
Standard Bank Group	46,745		760,985
Truworths International	95,146		632,038
			5,095,527
South Korea - 17.8%
CJ CheilJedang	5,150		1,672,697
Doosan Bobcat	38,850		1,218,499
Hankook Tire	26,561		1,054,804
Hyundai Engineering & Construction	10,462		714,869
Hyundai Heavy Industries	10,116	[a]	1,070,225
Hyundai Mobis	7,160		1,444,686
Hyundai Steel	13,411		768,687
KB Financial Group	21,027		1,011,427
KB Financial Group, ADR	3,902		188,076
Korea Electric Power	38,957		1,195,590
Korea Electric Power, ADR	15,582		236,846
LG Chem	3,642		1,140,854
POSCO	466		146,843
POSCO, ADR	17,320		1,367,068
Samsung Electronics	147,237		6,911,462
Samsung Fire & Marine Insurance	4,670		1,084,770
Shinhan Financial Group	29,953		1,212,767
SK Innovation	4,588		875,021
			23,315,191
Taiwan - 9.2%
ASE Industrial Holding	381,048		966,562

Description		Shares		Value ($)
Common Stocks - 96.4% (continued)
Taiwan - 9.2% (continued)
Fubon Financial Holding		827,000		1,432,542
Hon Hai Precision Industry		619,074		1,768,497
MediaTek		114,000		1,181,544
Quanta Computer		652,000		1,152,416
Taiwan Semiconductor Manufacturing		562,638		4,198,247
Yuanta Financial Holding		2,754,000		1,292,165
				11,991,973
Thailand - 1.1%
Krung Thai Bank		2,510,200		1,371,047
Turkey - 2.8%
Coca-Cola Icecek		81,475		641,298
Tupras Turkiye Petrol Rafinerileri		43,433		1,017,706
Turkiye Garanti Bankasi		643,576		1,265,701
Turkiye Halk Bankasi		435,333	[a]	737,952
				3,662,657
Total Common Stocks (cost $111,449,511)				125,952,249
	Preferred Dividend Yield (%)
Preferred Stocks - 2.4%
Brazil - 2.4%
Banco do Estado do Rio Grande do Sul, Cl. B	7.79	246,200		1,082,741
Cia Brasileira de Distribuicao	1.27	25,000		528,683
Cia Energetica de Minas Gerais	7.63	284,738		578,294
Cia Paranaense de Energia, Cl. B	5.77	58,700		368,484
Petroleo Brasileiro, ADR	0.33	23,491		239,608
Randon SA Implementos e Participacoes	0.8	186,101		344,350
Total Preferred Stocks (cost $2,846,972)				3,142,160

STATEMENT OF INVESTMENTS (continued)

Description	7-Day Yield (%)	Shares		Value ($)
Other Investment - 1.8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,319,650)	1.73	2,319,650	[d]	2,319,650
Total Investments (cost $116,616,133)		100.6%		131,414,059
Liabilities, Less Cash and Receivables		(.6%)		(745,989)
Net Assets		100.0%		130,668,070

ADR—American Depository Receipt

aNon-income producing security.

bThe fund held Level 3 securities at May 31, 2018, these securities were valued at $.01 or .0% of net assets.

cSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, these securities were valued at $742,949 or .57% of net assets.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	28.4
Information Technology	17.6
Materials	10.8
Consumer Discretionary	9.4
Utilities	6.8
Industrials	6.4
Energy	6.3
Consumer Staples	4.8
Telecommunication Services	4.2
Health Care	3.3
Money Market Investment	1.8
Real Estate	.8
100.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 5/31/17 ($)	Purchases ($)	Sales ($)	Value 5/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,312,882	46,790,616	47,783,848	2,319,650	1.8	14,046

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS May 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
Citigroup
United States Dollar	157,884	Hong Kong Dollars	1,239,270	6/1/18	(122)
Gross Unrealized Depreciation					(122)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	114,296,483	129,094,409
Affiliated issuers	2,319,650	2,319,650
Cash denominated in foreign currency	619,537	613,985
Receivable for investment securities sold		549,452
Dividends receivable		264,362
Receivable for shares of Common Stock subscribed		19,034
Prepaid expenses		33,561
		132,894,453
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		248,667
Cash overdraft due to Custodian		586,546
Payable for investment securities purchased		1,232,233
Payable for shares of Common Stock redeemed		57,872
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		122
Accrued expenses		100,943
		2,226,383
Net Assets ($)		130,668,070
Composition of Net Assets ($):
Paid-in capital		412,231,777
Accumulated undistributed investment income—net		168,600
Accumulated net realized gain (loss) on investments		(296,518,724)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		14,786,417
Net Assets ($)		130,668,070

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	52,268,880	4,681,398	27,907,472	45,810,320
Shares Outstanding	4,935,600	450,016	2,563,463	4,313,282
Net Asset Value Per Share ($)	10.59	10.40	10.89	10.62

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $463,924 foreign taxes withheld at source):
Unaffiliated issuers	3,861,152
Affiliated issuers	14,046
Total Income	3,875,198
Expenses:
Management fee—Note 3(a)	1,835,644
Shareholder servicing costs—Note 3(c)	316,248
Custodian fees—Note 3(c)	202,950
Professional fees	136,803
Registration fees	66,045
Distribution fees—Note 3(b)	45,737
Directors’ fees and expenses—Note 3(d)	12,885
Prospectus and shareholders’ reports	7,862
Loan commitment fees—Note 2	1,531
Miscellaneous	41,462
Total Expenses	2,667,167
Less—reduction in fees due to earnings credits—Note 3(c)	(3,093)
Net Expenses	2,664,074
Investment Income—Net	1,211,124
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	14,023,304
Net realized gain (loss) on forward foreign currency exchange contracts	(61,707)
Net Realized Gain (Loss)	13,961,597
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(8,534,630)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(122)
Net Unrealized Appreciation (Depreciation)	(8,534,752)
Net Realized and Unrealized Gain (Loss) on Investments	5,426,845
Net Increase from Payment by Affiliate	4,421
Net Increase in Net Assets Resulting from Operations	6,642,390

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2018	2017
Operations ($):
Investment income—net	1,211,124	1,081,479
Net realized gain (loss) on investments	13,961,597	15,778,997
Net unrealized appreciation (depreciation) on investments	(8,534,752)	20,147,063
Net increase from payment by affiliate	4,421	148,137
Net Increase (Decrease) in Net Assets Resulting from Operations	6,642,390	37,155,676
Distributions to Shareholders from ($):
Investment income—net:
Class A	(551,407)	(410,097)
Class C	-	(802)
Class I	(376,815)	(253,995)
Class Y	(623,761)	(410,377)
Total Distributions	(1,551,983)	(1,075,271)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,215,551	7,805,957
Class C	486,522	610,824
Class I	6,392,455	17,705,025
Class Y	3,213,692	16,723,706
Distributions reinvested:
Class A	514,917	389,040
Class C	-	749
Class I	365,710	243,664
Class Y	573,105	296,142
Cost of shares redeemed:
Class A	(15,069,821)	(18,881,957)
Class C	(2,737,421)	(2,471,971)
Class I	(14,367,350)	(16,637,688)
Class Y	(10,098,888)	(10,559,261)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(25,511,528)	(4,775,770)
Total Increase (Decrease) in Net Assets	(20,421,121)	31,304,635
Net Assets ($):
Beginning of Period	151,089,191	119,784,556
End of Period	130,668,070	151,089,191
Undistributed investment income—net	168,600	493,091

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2018	2017
Capital Share Transactions (Shares):
Class Aa
Shares sold	475,914	827,110
Shares issued for distributions reinvested	46,057	43,959
Shares redeemed	(1,367,330)	(2,065,919)
Net Increase (Decrease) in Shares Outstanding	(845,359)	(1,194,850)
Class Ca
Shares sold	45,566	66,926
Shares issued for distributions reinvested	-	86
Shares redeemed	(255,148)	(274,645)
Net Increase (Decrease) in Shares Outstanding	(209,582)	(207,633)
Class Ib
Shares sold	567,514	1,843,561
Shares issued for distributions reinvested	31,884	26,806
Shares redeemed	(1,267,877)	(1,688,010)
Net Increase (Decrease) in Shares Outstanding	(668,479)	182,357
Class Yb
Shares sold	294,438	1,640,799
Shares issued for distributions reinvested	51,216	33,387
Shares redeemed	(921,478)	(1,136,179)
Net Increase (Decrease) in Shares Outstanding	(575,824)	538,007

[a] During the period ended May 31, 2018, 6,110 Class C shares representing $65,743 were automatically exchanged for 5,966 Class A shares.
[b] During the period ended May 31, 2017, 18,855 Class Y shares representing $163,745 were exchanged for 18,408 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.32	7.82	9.88	10.37	9.65
Investment Operations:
Investment income—net[a]	.07	.07	.08	.07	.08
Net realized and unrealized gain (loss) on investments	.31	2.49	(2.02)	(.47)	.70
Total from Investment Operations	.38	2.56	(1.94)	(.40)	.78
Distributions:
Dividends from investment income-net	(.11)	(.07)	(.19)	(.09)	(.06)
Payment by affiliate	.00[b]	.01	.07	-	-
Net asset value, end of period	10.59	10.32	7.82	9.88	10.37
Total Return (%)[c]	3.70[d]	32.83[d]	(18.91)[d]	(3.84)	8.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98	2.11	2.20	1.86	1.87
Ratio of net expenses to average net assets	1.98	1.83	2.00	1.66	1.67
Ratio of net investment income to average net assets	.66	.72	1.02	.68	.80
Portfolio Turnover Rate	72.11	80.10	80.11	54.60	52.45
Net Assets, end of period ($ x 1,000)	52,269	59,634	54,529	88,714	153,122

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Payment by affiliate had no impact on total return for 2018.The total return would have been 32.70% for 2017 and (19.63%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.11	7.66	9.65	10.13	9.43
Investment Operations:
Investment income (loss)—net[a]	(.01)	(.00)[b]	.03	(.01)	(.00)[b]
Net realized and unrealized gain (loss) on investments	.30	2.44	(1.99)	(.46)	.70
Total from Investment Operations	.29	2.44	(1.96)	(.47)	.70
Distributions:
Dividends from investment income-net	-	(.00)[b]	(.10)	(.01)	-
Payment by affiliate	.00[b]	.01	.07	-	-
Net asset value, end of period	10.40	10.11	7.66	9.65	10.13
Total Return (%)[c]	2.87[d]	32.00[d]	(19.57)[d]	(4.61)	7.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.73	2.89	2.90	2.62	2.65
Ratio of net expenses to average net assets	2.73	2.60	2.70	2.42	2.46
Ratio of net investment income (loss) to average net assets	(.08)	(.03)	.35	(.08)	(.02)
Portfolio Turnover Rate	72.11	80.10	80.11	54.60	52.45
Net Assets, end of period ($ x 1,000)	4,681	6,671	6,647	11,530	14,420

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Payment by affiliate had no impact on total return for 2018. The total return would have been 31.87% for 2017 and (20.20%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

	Year Ended May 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.60	8.03	9.90	10.41	9.70
Investment Operations:
Investment income—net[a]	.10	.08	.12	.10	.10
Net realized and unrealized gain (loss) on investments	.32	2.57	(2.05)	(.48)	.71
Total from Investment Operations	.42	2.65	(1.93)	(.38)	.81
Distributions:
Dividends from investment income-net	(.13)	(.09)	(.01)	(.13)	(.10)
Payment by affiliate	.00[b]	.01	.07	-	-
Net asset value, end of period	10.89	10.60	8.03	9.90	10.41
Total Return (%)	3.92[c]	33.37[c]	(18.81)[c]	(3.58)	8.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.90	1.76	1.63	1.60
Ratio of net expenses to average net assets	1.72	1.59	1.56	1.43	1.41
Ratio of net investment income to average net assets	.91	.83	1.44	.98	1.03
Portfolio Turnover Rate	72.11	80.10	80.11	54.60	52.45
Net Assets, end of period ($ x 1,000)	27,907	34,247	24,495	388,397	633,727

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Payment by affiliate had no impact on total return for 2018. The total return would have been 33.24% for 2017 and (19.51%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	10.34	7.84	9.90	10.42	9.04
Investment Operations:
Investment income—net[b]	.12	.10	.13	.05	.09
Net realized and unrealized gain (loss) on investments	.30	2.50	(2.04)	(.42)	1.41
Total from Investment Operations	.42	2.60	(1.91)	(.37)	1.50
Distributions:
Dividends from investment income-net	(.14)	(.11)	(.22)	(.15)	(.12)
Payment by affiliate	.00[c]	.01	.07	-	-
Net asset value, end of period	10.62	10.34	7.84	9.90	10.42
Total Return (%)	4.03[d]	33.49[d]	(18.50)[d]	(2.81)	15.84[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.58	1.78	1.68	1.42	2.01[f]
Ratio of net expenses to average net assets	1.57	1.42	1.48	1.22	1.04[f]
Ratio of net investment income to average net assets	1.07	1.14	1.59	.47	.96[f]
Portfolio Turnover Rate	72.11	80.10	80.11	54.60	52.45
Net Assets, end of period ($ x 1,000)	45,810	50,538	34,113	63,825	1

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Payment by affiliate had no impact on total return for 2018. The total return would have been 33.36% for 2017 and (19.23%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

e Not annualized.

f Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is the sole series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

NOTES TO FINANCIAL STATEMENTS (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2018 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1- Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks	17,022,126	108,930,123†	0	125,952,249
Equity Securities- Foreign Preferred Stocks	239,608	2,902,552†	–	3,142,160
Registered Investment Company	2,319,650	–	–	2,319,650
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(122)	–	(122)

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized depreciation at period end.

At May 31, 2018, the amount of securities transferred between levels equals fair value of exchange traded foreign equity securities as reported as Level 2 in the table above. At May 31, 2017, $2,168,185 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Foreign Common Stock($)
Balance as of 5/31/2017	0
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	–
Purchases/ issuances	–
Sales/ dispositions	–
Transfers into Level 3	–
Transfers out of Level 3	–
Balance as of 5/31/2018	0
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 5/31/2018	–

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At May 31, 2018, Dreyfus Diversified International Fund, an affiliate of the fund, held 4,006,309 Class Y shares representing approximately 32.56% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be

NOTES TO FINANCIAL STATEMENTS (continued)

closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $313,586, accumulated capital losses $295,931,451 and unrealized appreciation $14,054,158.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2018. The fund has $17,649,695 of short-term capital losses and $278,281,756 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2018 and May 31, 2017 were as follows: ordinary income $1,551,983 and $1,075,271, respectively.

During the period ended May 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and a class action settlement, the fund increased accumulated undistributed investment income-net by $16,368 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed from June 1, 2017 until October 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.75% of the value of the fund’s average daily net assets. During the period ended May 31, 2018, there were no reduction in expenses, pursuant to the undertaking.

During the period ended May 31, 2018, the Distributor retained $4,472 from commissions earned on sales of the fund’s Class A shares and $347 from CDSC fees on redemptions of the fund’s Class C shares.

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2018, Class C shares were charged $45,737 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2018, Class A and Class C shares were charged $145,518 and $15,246, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2018, the fund was charged $17,528 for transfer agency services and $1,955 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $1,955.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2018, the fund was charged $202,950 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,138.

During the period ended May 31, 2018, the fund was charged $12,309 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $142,580, Distribution Plan fees $3,132, Shareholder Services Plan fees $12,423, custodian fees $76,578, Chief Compliance Officer fees $5,267 and transfer agency fees $8,687.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended May 31, 2018, redemption fees charged and retained by the fund amounted to $5,338.

(f) During the period ended May 31, 2018, the fund received proceeds of $4,421 from a class action settlement from BNY Mellon related to foreign exchange transactions.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended May 31, 2018, amounted to $103,835,744 and $126,568,672, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended May 31, 2018 is discussed below.

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at May 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At May 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(122)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(122)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(122)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of May 31, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(122)		-	-	(122)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2018:

Average Market Value ($)
Forward contracts	248,372

At May 31, 2018, the cost of investments inclusive of derivative contracts for federal income tax purposes was $117,348,392; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $14,065,545, consisting of $23,572,235 gross unrealized appreciation and $9,506,690 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Emerging Markets Fund (the “Fund”) (the sole fund constituting Dreyfus International Funds, Inc.), including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting Dreyfus International Funds, Inc.) at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
July 26, 2018

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended May 31, 2018:

- the total amount of taxes paid to foreign countries was $463,924.

- the total amount of income sourced from foreign countries was $4,317,305.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,551,983 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 14-15, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except for the one- and four-year periods when it was below the median, and below the Performance Universe median for all periods, except for the two-year period when it was above the median Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that: the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed, until October 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.75% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients “), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed some concern about the fund’s relative total return performance in recent periods and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices/measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Peggy C. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)

Board Member (2013)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (54)

Board Member (2013)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (78)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRFMX Class C: DCPEX Class I: DRPEX Class Y: DYPEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0327AR0518

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined David P. Feldman member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $46,766 in 2017 and $47,467 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $13,941 in 2017 and $12,016 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,419 in 2017 and $6,244 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $346 in 2017 and $349 in 2018. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,215,229 in 2017 and $20,678,286 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    July 27, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)